UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

The Gorman-Rupp Company

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-6747	34-0253990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road
Mansfield, Ohio		44903
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (419) 755-1011

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	GRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of The Gorman-Rupp Company (the “Company”) was held on April 23, 2026 virtually via webcast ( the “Annual Meeting”). As of the record date, there were a total of 26,312,842 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 22,837,774 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.

Fix the number of Directors of the Company at nine and to elect nine Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Donald H. Bullock, Jr.	19,472,374	1,010,727	2,354,672
Jeffrey S. Gorman	20,071,175	411,927	2,354,672
M. Ann Harlan	20,138,040	345,062	2,354,672
Pamela A. Heminger	20,310,896	172,206	2,354,672
Scott A. King	20,290,659	192,442	2,354,672
Christopher H. Lake	20,039,288	443,813	2,354,672
Sonja K. McClelland	20,397,030	86,071	2,354,672
Vincent K. Petrella	20,238,429	244,672	2,354,672
Kenneth R. Reynolds	20,051,004	432,097	2,354,672

2.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
19,955,012	410,848	117,242	2,354,672

3.	Ratify the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain
22,314,411	417,452	105,911

Item 8.01 Other Events

On April 23, 2026 following the Annual Meeting, the independent Directors serving on the Board of Directors of the Company appointed Donald H. Bullock, Jr. as Lead Independent Director, succeeding M. Ann Harlan. M. Ann Harlan will continue to serve on the Board of Directors of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

Date:	April 27, 2026	By:	/s/ Brigette A. Burnell
Brigette A. Burnell Executive Vice President, General Counsel and Corporate Secretary